ACKNOWLEDGMENT AND WAIVER

                         (Duck Auto Owner Trust 2002-B)



                                                            November 13, 2002



Duck Auto Owner Trust 2002-B, as Issuer
Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890-0001
Telecopy: 302-636-4144

Wells Fargo Bank Minnesota, National Association, as Indenture Trustee Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attention:  Corporate Trust Servicer, Asset Backed Administration
Telecopy: 612-667-3464

Standard & Poor's Corporation
Attn:  Asset Backed Surveillance Department
55 Water Street
New York, New York  10041

Moody's Investors Service, Inc.
Attn:  ABS Monitoring Department
99 Church Street
New York, New York  10007





     THIS ACKNOWLEDGMENT AND WAIVER (Duck Auto Owner Trust 2002-B) (the "Acknowledgment and Waiver") is made as of November 13, 2002, 2002 by XL Capital Assurance Inc. (the "Insurer").

     WHEREAS, Duck Auto Owner Trust 2002-B, as Issuer (the "Trust"), Ugly Duckling Receivables Corp. V, as Seller (the "Seller"), DriveTime Credit
Corporation,   f/k/a  Ugly  Duckling  Credit   Corporation,   as  Servicer  (the
"Servicer") and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee") and Wells Fargo Financial Servicing Solutions, LLC, as Standby Servicer (the "Standby Servicer") have entered into that certain Sale and Servicing Agreement dated as of August 15, 2002 (the "Sale and Servicing Agreement");
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     WHEREAS,  the Insurer,  the Trust,  DriveTime  Car Sales,  Inc.  f/k/a Ugly
Duckling Car Sales, Inc., Drivetime Finance Corporation, f/k/a Ugly Duckling Finance Corporation, the Servicer, the Seller, Wilmington Trust Company, DriveTime Automotive Group, f/k/a Ugly Duckling Corporation ("DTAG"), DriveTime Sales and Finance Corporation, f/k/a Ugly Duckling Car Sales and Finance Corporation, the Indenture Trustee and the Standby Servicer have entered into an Insurance and Indemnity Agreement dated as of August 15, 2002 (the "Insurance Agreement")

     WHEREAS, the Trust and the Indenture Trustee have entered into an Indenture dated as of August 15, 2002 (the "Indenture");

     WHEREAS, a Termination Event as defined in Section 7.1(xii) of the Sale and Servicing Agreement has occurred, which occurrence has resulted in an Event of Default under the Indenture and the Insurance Agreement and a Servicer Termination Event under the Sale and Servicing Agreement;

     WHEREAS, for the remainder of the transaction, DTAG has agreed that the Monthly Debt Ratio and Total Debt Ratio of DTAG and its Subsidiaries shall not exceed 4.8:1 and 5.8:1, respectively (together, the "New Debt Ratio Requirements") and

     WHEREAS,  the Insurer, in its capacity as Controlling Party and pursuant to
Section 7.5 of the Sale and Servicing Agreement, has agreed that so long as DTAG and its Subsidiaries do not breach the New Debt Ratio Requirements, it shall waive any failure to comply with the Sale and Servicing Agreement Section 7.1(xii) requirement that the Monthly Debt Ratio of DTAG and its Subsidiaries be no greater than 4.1:1 and the Total Debt Ratio of DTAG and its Subsidiaries be no greater than 5.0:1; NOW THEREFORE, so long as DTAG and its Subsidiaries do not breach the New Debt Ratio Requirements, the Insurer, in its capacity as Controlling Party, hereby waives (i) the aforementioned Sale and Servicing Agreement Section 7.1(xii) Termination Event and (ii) the related Sale and Servicing Agreement Section 7.1(xx) Termination Event and the resulting Event of Default and Servicer Termination Event under each of the Sale and Servicing Agreement, the Insurance Agreement, including Section 5.1(d) thereof, and the Indenture, including Section 5.1(f) thereof;

     This Acknowledgment and Waiver shall be effective only with respect to the matters expressly provided herein. This Acknowledgement and Waiver shall not (x) constitute or be construed as a waiver of or consent to, or a commitment to waive or consent to, any other term or provisions of the Related Documents now in existence or, except as provided herein, which occur after the date hereof or
(y) prejudice any right or remedies which the parties hereto may now have or may have in the future under or in connection with the Sale and Servicing Agreement, the Indenture or the Insurance Agreement. Except as specifically set forth herein, nothing herein shall constitute an amendment or modification of any term, provision or condition of the Sale and Servicing Agreement, the Indenture or the Insurance Agreement and the terms and provisions of the Sale and Servicing Agreement, the Indenture or the Insurance Agreement shall remain in full force and effect.

     Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to such terms in the Sale and Servicing Agreement or the Indenture, as applicable.

     IN WITNESS WHEREOF, the Insurer has duly executed and delivered this Acknowledgment and Waiver as of the day and year first above written.


                                   XL CAPITAL ASSURANCE INC., as Insurer


                                   By:   _____________________________________
                                   Name:
                                   Title: